Investor Presentation January 2021 Honesty | Integrity | Quality in All That We Do

2 Cautionary Statement on Forward Looking Statements and Disclosure of Non-GAAP Performance Measures Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on assumptions that the Company believes are reasonable; however, many important factors, as discussed under “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Reports on Form 10-Q could cause the Company’s results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. Forward-looking statements contained herein regarding acquisitions include assumptions about the pricing, timing, terms and conditions of such acquisitions, our ability to close such acquisitions, and the anticipated benefits, impacts and synergies of the acquisitions. We can provide no assurances that our growth strategy will be successfully implemented. In particular, we can provide no assurances that we will find additional attractive acquisition targets in the future, that we will succeed in negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the next five years. Forward- looking statements contained herein regarding the performance of our acquisition and same store businesses include assumptions related to future revenue growth. We can provide no assurances that our acquisition and same store businesses will generate the revenue growth set forth herein, or any revenue growth at all. The Company assumes no obligation to update or publicly release any revisions to forward-looking statements made herein or any other forward-looking statements made by, or on behalf of, the Company. This presentation uses Non-GAAP financial measures to present the financial performance of the Company. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. We believe the Non-GAAP results are useful to investors because such results help investors compare our results to previous periods and provide insights into underlying trends in our business. In addition, the Company’s presentation of these measures may not be comparable to similarly titled measures of other companies. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the most current press release and on our Investor Relations page of the website of the non-GAAP financial measures to the most directly comparable GAAP financial measures. A copy of the Company’s Annual Report, Form 10-K ended December 31, 2019, and other Carriage Services information and news releases, are available at www.carriageservices.com

3 Carriage Services: Investment Highlights Higher Long Term Organic Growth Rates at Sustainably Higher Field EBITDA Margins Lower Cost of Capital and Improved Return on Invested Capital post Senior Note Refinancing June 2021 Rapidly Improving Credit and Debt Leverage Profile driven by Growing Free Cash Flow Accelerating Shareholder Value Creation Financial Dynamics with Increased Size and Scale Attractive Entry Valuation for Long Term Shareholders Improved Consolidation Landscape in Highly Fragmented Industry Disruptive Business Model – Industry Leading Operating and Financial Results

4 Carriage 3 Year ‘Roughly Right’ Scenario 3 Year- Midpoint Estimated CAGR: + 13% Adjusted Diluted EPSAdjusted Consolidated EBITDA 3 Year- Midpoint Estimated CAGR: + 27% $20 $50 $80 $110 $140 2017 2018 2019 Est. 2020 Est. 2021 Est. 2022 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2017 2018 2019 Est. 2020 Est. 2021 Est. 2022 Performance Outlook Scenario Actual 2019 Post-COVID 2020 2021 2022 Three-Year Midpoint CAGR(Updated Oct 2020) Total Revenue $274.1 $318-$322 $322-$330 $330-$340 7.0% Total Field EBITDA $109.8 $133-$137 $140-$146 $146-$150 10.5% Total Field EBITDA Margin 40.0% 42%-42.5% 43% - 44% 43.5% - 44.5% 3.2% Adjusted Consolidated EBITDA $76.6 $100 - $104 $104 - $108 $108 - $112 13.0% Adjusted Consolidated EBITDA Margin 27.9% 31% - 32% 32% - 33% 32% - 33% 5.2% Adjusted Diluted EPS $1.25 $1.80 - $1.85 $2.15 - $2.25 $2.48 - $2.60 27.0% Adjusted Free Cash Flow $37.4 $60 - $63 $63 - $66 $68 - $72 23.2% Adjusted Free Cash Flow Margin 13.6% 19.0% - 19.5% 19.2% - 20.% 20.4% - 20.8% 14.8% Total Debt Outstanding $502.9 $460 – $465 $400 -$ 410 $330 - $340 -16.7% Total Debt to EBITDA Multiple 6.6 4.4 – 4.6 3.7 – 3.8 2.8 – 3.0

5 $1.90 $1.25 $0.79 $2.60 $1.83 $1.07 $2.57 $2.20 $1.22 $2.50 $2.54 $1.29 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Service Copration (NYSE: SCI) Carriage Services (NYSE: CSV) Park Lawn (TSX: PLC) 3 Year EPS Growth 2019 2020 2021 2022 29.8% 24.1% 32.5% 0% 5% 10% 15% 20% 25% 30% 35% SCI PLC CSV Carriage is the Fastest Growing With Highest Margin Consolidated EBITDA Margin* Trading at Lowest Valuation Carriage vs. Public Deathcare Companies * Valuation figures are based on 2021 Carriage & Analyst estimates 12.2 19.7 4.4 11.7 23.6 5.1 9.5 15.3 10.8 0 5 10 15 20 25 30 EV/EBITDA* Price to EPS (P/E)* FCF Yield (%)* SCI PLC CSV ( In CAD)

Valuation Creation Financial Dynamics

CARRIAGE SERVICES

Accelerating Shareholder Value Creation Financial Dynamics with Increased Size and Scale post Four Strategic Acquisitions made in Q4 2019

Operating Leverage

- Modest growth in same store revenues accompanied with modest growth in Field EBITDA Margins generates higher growth in Same Store Field EBITDA.
- Increasing death rates due to an aging generation of "baby boomers," along with the execution of our Standards Operating Model increases same store volume & revenue & generates higher compounding growth rates of Field EBITDA.

Capital Structure Leverage

- Senior Notes callable @ $104.969 in June 2021 potential for **significant** interest cost savings/ ~$8 - $10 million based on current trading levels
- Ability to rapidly reduce leverage through growing & recurring Free Cash Flow
- Leverage below 4.0x by Q2 2021 leads to greater financial flexibility to pursue value creation capital allocation
- Lower Cost of Capital leads to higher Return on Invested Capital

Overhead Leverage

- Revenues increase at a faster rate than Fixed Regional & Corporate Overhead costs.
- Variable Overhead & primarily incentive compensation will increase relative to higher operating & financial performance.

Consolidated Platform Leverage

- Acquired Field EBITDA from acquisitions will substantially add to Adjusted Consolidated EBITDA & Adjusted Free Cash Flow & will be highly accretive to EPS.
- Adjusted Free Cash Flow after fixed interest & maintenance capital expenditures will grow at a faster rate than revenues; a financial benefit that will accrue directly to shareholders.

Leverage mid-single digit Revenue Growth in Higher Growth Rates in Adjusted Consolidated EBITDA and even Higher Growth Rates in EPS and Free Cash Flow

6

7 Good To Great II Shareholder Value Creation Incentive Plan 17.26 20.71 24.85 29.82 35.78 22.47 28.09 35.11 43.88 24.30 31.59 41.07 53.39 26.21 35.38 47.76 64.48 14.38 20.13 28.18 39.46 55.24 77.34 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 $80 May 15, 2020 2020 2021 2022 2023 2024 20% 25% 30% 35% 40% Carriage Leadership aligned for High Performance and Long-Term Shareholder Value Creation • Equity Long Term Incentive Program for 49 senior leaders of Carriage • Incentive awards based on compound annual growth rate (CAGR) of Carriage stock price over 5 years

8 For a deeper insight into the evolution of our High-Performance Culture, our unique and disruptive Standards Operating Model and our Vision for Accelerated Shareholder Value Creation over the next Five Years we highly encourage prospective investors to review and study the information found on the Investors section of our website: 1. Carriage Announces Record Third Quarter Results, October 27, 2020 https://investors.carriageservices.com/node/19706/pdf 2. Carriage Announces Record Second Quarter Results, July 28, 2020 https://investors.carriageservices.com/node/19561/pdf 3. Carriage Announces First Quarter and April 2020; Updated 2020 and Confirm 2021/2022 Outlook; Dividend Increase; and New Five Year Good To Great Shareholder Value Creation Incentive Plan, May 19, 2020 https://investors.carriageservices.com/node/19361/pdf 4. Carriage Services Announces 2019 Annual Results and Introduces Three Year Roughly Right Scenario February 29, 2020 https://investors.carriageservices.com/node/19066/pdf 5. Carriage Announces Acquisition of Fairfax Memorial Park and Funeral Home December 2, 2019 https://investors.carriageservices.com/node/18861/pdf 6. Mel Payne’s Annual Letters to Shareholders 2016 – 2019 https://investors.carriageservices.com/sec-filings-annual- reports-proxy-investor-materials 7. Five Year Annual and Five Quarter Operating and Financial Trend Report https://investors.carriageservices.com/financials Carriage Services Investor Materials

713-332-8400 InvestorRelations@CarriageServices.com 3040 Post Oak Blvd. Suite 300 Houston, TX 77056 www.CarriageServices.com Honesty | Integrity | Quality in All That We Do